Accounting for Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2014
Accounting for Derivative Instruments and Hedging Activities Disclosure [Abstract]
Accounting for Derivative Instruments and Hedging Activities
Accounting for Derivative Instruments and Hedging Activities
ASC 815 requires the Company to recognize all derivative instruments on the balance sheet as either assets or liabilities and to measure them at fair value each reporting period unless they qualify for a NPNS exception. The Company may elect to designate certain derivatives as cash flow hedges, if certain conditions are met, and defer the effective portion of the change in fair value of the derivatives to accumulated OCI, until the hedged transactions occur and are recognized in earnings. The ineffective portion of a cash flow hedge is immediately recognized in earnings. For derivatives that are not designated as cash flow hedges or do not qualify for hedge accounting treatment, the changes in the fair value will be immediately recognized in earnings. Certain derivative instruments may qualify for the NPNS exception and are therefore exempt from fair value accounting treatment. ASC 815 applies to the Company's energy related commodity contracts and interest rate swaps.
Energy-Related Commodities
To manage the commodity price risk associated with its competitive supply activities and the price risk associated with wholesale power sales, the Company may enter into derivative hedging instruments, namely, forward contracts that commit the Company to sell energy commodities or purchase fuels in the future. The objectives for entering into derivatives contracts designated as hedges include fixing the price for a portion of anticipated future electricity sales and fixing the price of a portion of anticipated fuel purchases for the operation of its subsidiaries. At December 31, 2014, the Company had forward and financial contracts for the purchase/sale of electricity and related products economically hedging the Company's district energy centers' forecasted output or load obligations through 2015. The Company also had forward contracts for the purchase of fuel commodities relating to the forecasted usage of the district energy centers through 2017. At December 31, 2014, these contracts were not designated as cash flow or fair value hedges.
Also, as of December 31, 2014, the Company had other energy-related contracts that did not meet the definition of a derivative instrument or qualified for the NPNS exception and were therefore exempt from fair value accounting treatment as follows:

•	Power tolling contracts through 2038, and

•	Natural gas transportation contracts through 2028.
Interest Rate Swaps
The Company is exposed to changes in interest rates through the issuance of variable and fixed rate debt. In order to manage interest rate risk, it enters into interest rate swap agreements.
As of December 31, 2014, the Company had interest rate derivative instruments on non-recourse debt extending through 2031, some of which are designated as cash flow hedges.
Volumetric Underlying Derivative Transactions
The following table summarizes the net notional volume buy/(sell) of the Company's open derivative transactions broken out by commodity as of December 31, 2014, and 2013.

		Total Volume
		December 31, 2014	December 31, 2013
Commodity	Units	(In millions)
Natural Gas	MMBtu	2	2
Interest	Dollars	$2,817	$1,234
The increase in the interest rate position was primarily the result of the interest rate swaps acquired with the Alta Wind Portfolio.
Fair Value of Derivative Instruments
The following table summarizes the fair value within the derivative instrument valuation on the balance sheet:

	Fair Value
	Derivative Assets		Derivative Liabilities
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(In millions)
Derivatives Designated as Cash Flow Hedges:
Interest rate contracts current	$—	$—	$40	$26
Interest rate contracts long-term	2	14	49	16
Total Derivatives Designated as Cash Flow Hedges	2	14	89	42
Derivatives Not Designated as Cash Flow Hedges:
Interest rate contracts current	—	—	5	3
Interest rate contracts long-term	—	6	20	—
Commodity contracts current	—	1	3	2
Total Derivatives Not Designated as Cash Flow Hedges	—	7	28	5
Total Derivatives	$2	$21	$117	$47

The Company has elected to present derivative assets and liabilities on the balance sheet on a trade-by-trade basis and does not offset amounts at the counterparty master agreement level. As of December 31, 2014, there was no outstanding collateral paid or received. The following table summarizes the offsetting of derivatives by counterparty master agreement level:

	Gross Amounts Not Offset in the Statement of Financial Position
As of December 31, 2014	Gross Amounts of Recognized Assets/Liabilities	Derivative Instruments	Net Amount
Commodity contracts:	(In millions)
Derivative assets	$—	$—	$—
Derivative liabilities	(3)	—	(3)
Total commodity contracts	(3)	—	(3)
Interest rate contracts:
Derivative assets	2	(2)	—
Derivative liabilities	(114)	2	(112)
Total interest rate contracts	(112)	—	(112)
Total derivative instruments	$(115)	$—	$(115)

	Gross Amounts Not Offset in the Statement of Financial Position
As of December 31, 2013	Gross Amounts of Recognized Assets/Liabilities	Derivative Instruments	Net Amount
Commodity contracts:	(In millions)
Derivative assets	$1	$—	$1
Derivative liabilities	(2)	—	(2)
Total commodity contracts	(1)	—	(1)
Interest rate contracts:
Derivative assets	20	(12)	8
Derivative liabilities	(45)	12	(33)
Total interest rate contracts	(25)	—	(25)
Total derivative instruments	$(26)	$—	$(26)

Accumulated Other Comprehensive Loss
The following table summarizes the effects on the Company’s accumulated other comprehensive loss, or OCL, balance attributable to interest rate swaps designated as cash flow hedge derivatives, net of tax:

	Year ended December 31,
	2014	2013	2012
	(In millions)
Accumulated OCL beginning balance	$—	$(48)	$(28)
Reclassified from accumulated OCL to income due to realization of previously deferred amounts	13	13	5
Mark-to-market of cash flow hedge accounting contracts	(65)	35	(25)
Accumulated OCL ending balance, net of income tax benefit of $6, $1 and $17, respectively	$(52)	$—	$(48)
Accumulated OCL attributable to NRG	(43)	—
Accumulated OCL attributable to NRG Yield, Inc.	$(9)	$—
Losses expected to be realized from OCL during the next 12 months, net of income tax of $3	$(27)

Impact of Derivative Instruments on the Statements of Operations
The Company has interest rate derivative instruments that are not designated as cash flow hedges as well as ineffectiveness on cash flow hedge derivatives. The effect of interest rate hedges is recorded to interest expense. For the years ended December 31, 2014 and 2013, the impact to the consolidated statements of operations was a loss of $22 million and a gain of $13 million, respectively.

The Company’s derivative commodity contracts relate to its Thermal business for the purchase of fuel commodities based on the forecasted usage of the Thermal district energy centers. Realized gains and losses on these contracts are reflected in the fuel costs that are permitted to be billed to customers through the related customer contracts or tariffs and accordingly, no gains or losses are reflected in the statement of operations for these contracts.
See Note 6, Fair Value of Financial Instruments, for discussion regarding concentration of credit risk.